Critical accounting judgements and key sources of estimation uncertainty	6 Months Ended
Jun. 30, 2023
Disclosure Of Accounting Judgements And Estimates [Abstract]
Critical accounting judgements and key sources of estimation uncertainty
Note 2: Critical accounting judgements and key sources of estimation uncertainty
The preparation of the Group’s financial statements in accordance with IFRS requires management to make judgements, estimates and assumptions in applying the accounting policies that affect the reported amounts of assets, liabilities, income and expenses. Due to the inherent uncertainty in making estimates, actual results reported in future periods may be based upon amounts which differ from these estimates. Estimates, judgements and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. In preparing the financial statements, the Group has considered the impact of climate-related risks on its financial position and performance. While the effects of climate change represent a source of uncertainty, the Group does not consider there to be a material impact on its judgements and estimates from the physical, transition and other climate-related risks in the short term.
Except for the removal of the judgements and estimates in respect of capitalised software enhancements, the Group’s significant judgements, estimates and assumptions are unchanged compared to those applied at 31 December 2022. Further information on the critical accounting judgements and key sources of estimation uncertainty for the allowance for expected credit losses is set out in note 11.